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                                                                    Exhibit 99.1

                                     [LOGO]

                SOURCECORP-TM- REPORTS 2002 FIRST QUARTER RESULTS

          REVENUE AND EARNINGS PER SHARE IN LINE WITH COMPANY GUIDANCE

DALLAS, MAY 9, 2002 - SOURCECORP-TM- (Nasdaq: SRCP), one of the nation's leading providers of business process outsourcing solutions, today reported 2002 first quarter diluted earnings per share of $.34 on revenues of $103.3 million. "SOURCECORP's first quarter earnings per share results were in line with the financial guidance provided by the Company last February," said Ed
H. Bowman, Jr., President and CEO of SOURCECORP.

FIRST QUARTER SUMMARY

Mr. Bowman continued, "During the first quarter of 2002, the Company made significant progress towards the goals we established for the quarter. We completed our cost reduction plan, announced in early January, on schedule; we closed the acquisition of UIS; we achieved our targeted cash flows from operations and continued to strengthen the balance sheet by reducing the ratio of debt to total capital and decreasing receivables' days outstanding.

"The Company recorded slightly stronger than expected revenues during the first quarter, with a sequential increase of approximately 3.4 percent from the fourth quarter of 2001. The Company's revenue mix for the quarter continued to reflect slightly lower than expected results from our Direct Mail and Class Action Claims Administration businesses offset by stronger than expected results from our Information Management business; and, the remainder of our business continued to perform in line with expectations.

"New sales were strong during the quarter. The Company closed sales expected to produce total revenues of approximately $47.7 million, a sequential increase of 45 percent over sales during the fourth quarter of 2001. These new sales for the first quarter included nine large sales, each for more than $1 million in total expected revenues, three of which were with new customers. We were pleased with these 2002 first quarter new business results."

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

                         Summary of Financial Highlights
               (in $ millions, except for earnings per share data)

                           FIRST QUARTER
                        FY 2002    FY 2001       CHANGE
                        -------    -------       ------
      REVENUE           $103.3    $103.9           -.6%

  OPERATING INCOME       $11.3     $19.2 (1)     -41.2%

     NET INCOME           $6.0     $10.8 (1)     -44.4%

    DILUTED EPS           $.34      $.64 (1)     -46.9%

Note: For comparison purposes to the first quarter of 2002, the Company's revenues and earnings per share discussed in this press release consist of its results from ongoing operations and exclude the results of operations for all units divested during the second and third quarters of 2001.

(1) Excludes goodwill amortization to reflect results comparable under the new accounting rules for intangibles.

The Company continued to produce solid cash flow consisting of $10.7 million in cash flow from operations for the first quarter of 2002, in line with the Company's expectations. The ratio of outstanding debt to total capital decreased to 29.8 percent for the quarter; and, days sales outstanding during the first quarter decreased approximately 1.5 days from the fourth quarter of 2001 to 49 days for ongoing operations.

Also as required by FASB, the Company adopted two accounting rules, which became effective for the Company for the first quarter of 2002. The Company adopted EITF Topic No. D-103, "Income Statement Characterization of Reimbursements Received for `Out-of-Pocket' Expenses Incurred" and SFAS No. 142, "Goodwill and Other Intangible Assets". The effect of these rules are included in the financial results described herein and are discussed in more detail in the attached financial statement information and the Company's Form 8-K being filed today.

OUTLOOK FOR SECOND QUARTER AND FULL YEAR OF 2002

The Company is providing guidance consisting of estimated revenue and earnings per share for its second quarter and full year of 2002 as follows:

    - Second quarter revenues and earnings per share of approximately $100 to $103 million and $.41 to $.44, respectively.

    - The Company is increasing its full year revenue estimate to $415 million, which includes the expected increase in revenue arising from the Company's required adoption of the new accounting rules for "pass through" expenses noted above, and reaffirming its earnings per share estimates of $1.70. The Company is also updating its upside estimates of potential full-year revenues and earnings per share to approximately $435 million and $1.90, respectively, which may be achieved principally through large projects, particularly with its Class Action Claims business.

ABOUT SOURCECORP-TM-

SOURCECORP, Incorporated is a leading provider of value-added business process outsourcing solutions to clients nationwide. SOURCECORP targets information intensive,

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technology oriented, application driven industry segments, such as healthcare, legal, financial services and government, leveraging its expertise and experience in business processes for these and other similar business profiles. Headquartered in Dallas, the Company employs approximately 9,000 people and operates in over 40 states, Washington D.C., Puerto Rico, and Mexico.

SOURCECORP is a component of both the S&P SmallCap 600 Index and the Russell 2000 Index. In June 2001, the Company was cited among the TOP 100 HOT GROWTH COMPANIES by BusinessWeek magazine. SOURCECORP has previously been recognized twice by Forbes magazine as one of the 200 BEST SMALL COMPANIES, based on return equity, sales growth, and EPS growth, and by FORTUNE magazine as one of AMERICA'S 100 FASTEST GROWING PUBLIC COMPANIES. For more information about SOURCECORP's solutions, including case-study examples, visit the SOURCECORP website at www.srcp.com.



THE STATEMENTS IN THIS PRESS RELEASE, WHICH ARE NOT HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ANY FINANCIAL ESTIMATES AND PROJECTIONS INCLUDED IN THIS PRESS RELEASE AND THE COMPANY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE SUCH ESTIMATES OR FORECASTS, EXCEPT AS REQUIRED BY LAW. THE AFOREMENTIONED RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS OF INTEGRATING OUR OPERATING COMPANIES, OF MANAGING OUR RAPID GROWTH, OF THE TIMING AND MAGNITUDE OF TECHNOLOGICAL ADVANCES, OF THE OCCURRENCES OF FUTURE EVENTS THAT COULD DIMINISH OUR EXISTING CUSTOMERS' NEEDS FOR OUR SERVICES, OF A CHANGE IN THE DEGREE TO WHICH COMPANIES CONTINUE TO OUTSOURCE BUSINESS PROCESSES, AS WELL AS THE RISKS DETAILED IN SOURCECORP'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING WITHOUT LIMITATION, THOSE DETAILED UNDER THE HEADING "RISK FACTORS" IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K. SOURCECORP DISCLAIMS ANY INTENTION OR OBLIGATION TO REVISE ANY FORWARD-LOOKING STATEMENTS, INCLUDING FINANCIAL ESTIMATES, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Contacts:  Barry Edwards, EVP & Chief Financial Officer: 214.740.6690
           Lon Baugh, Director, Investor Relations: 214.740.6683




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

                                  SOURCECORP-TM-
                            SUMMARY OF FINANCIAL DATA
                     IN THOUSANDS (EXCEPT EARNINGS PER SHARE)

                                             Three Months Ended
                                 ----------------------------------------------
                                                   March 31,
                                 ----------------------------------------------
                                   2002               2001
                                 ----------------------------------------------
                                         (Unaudited)
                                 Actual(2)          Pro-Forma  (1),(2)
                                 ---------        ------------
TOTAL REVENUE                    $ 103,284          $  103,935
   Cost of Services                 62,201              60,139
   Depreciation                      3,450               3,062
                                 ---------         -----------
GROSS PROFIT                        37,633              40,734
   SG&A                             26,274              21,544
   Amortization                         89                   - (3)
                                 ---------         -----------
OPERATING INCOME                    11,270              19,190
   Other (income) expense            1,587               2,256
                                 ---------         -----------
INCOME BEFORE INCOME TAXES           9,683              16,934
   Provision for income taxes        3,680               6,181 (3)
                                 ---------         -----------
NET INCOME                       $   6,003         $    10,753
                                 =========         ===========

WEIGHTED AVG. SHARES
Basic                               17,296              16,212
Diluted                             17,817              16,876

EARNINGS PER SHARE
Basic                            $    0.35         $      0.66 (3)
                                 =========         ===========
Diluted                          $    0.34         $      0.64 (3)
                                 =========         ===========

(1) Excludes operating results of businesses divested during the second and third quarters of 2001. The results of these divested businesses include $21,270 of Revenue, $14,980 of Cost of Services, $851 of Depreciation, $5,911 of SG&A, $457 of amortization, $54 of other income and $333 of related tax benefit.

(2) As required by the Financial Accounting Standards Board, the Company adopted EITF Topic No. D-103, "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred." This pronouncement states that certain reimbursements received for "out-of-pocket" expenses incurred in connection with providing services should be characterized as revenue in the income statement. This pronouncement requires retroactive treatment. The effect of adopting this pronouncement increased the Company's Revenues and Cost of Services by $2,022 for the three months ended March 31, 2002 and increased the Company's Revenues by $3,801, Cost of Services by $3,439 and SG&A by $362 for the three months ended March 31, 2001.

(3) Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets" which discontinues amortization expense of goodwill and other intangible assets with indefinite lives. For comparative purposes, goodwill amortization of $2,035 and the related tax benefit of $519 is excluded from the three months ended March 31, 2001.

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

                                 SOURCECORP-TM-
                            SUMMARY OF FINANCIAL DATA
                    IN THOUSANDS (EXCEPT EARNINGS PER SHARE)

                                             Three Months Ended
                                 ----------------------------------------------
                                 March 31          December 31
                                 ----------------------------------------------
                                   2002               2001
                                 ----------------------------------------------
                                        (Unaudited)
                                 Actual(2)          Pro-Forma  (1),(2)
                                 ---------        ------------
TOTAL REVENUE                    $ 103,284          $   99,930
  Cost of Services                  62,201              59,897
  Depreciation                       3,450               3,429
                                 ---------         -----------
GROSS PROFIT                        37,633              36,604
  SG&A                              26,274              25,278
  Amortization                          89                   - (3)
                                 ---------         -----------
OPERATING INCOME                    11,270              11,326
  Other (income) expense             1,587               1,825
                                 ---------         -----------
INCOME BEFORE INCOME TAXES           9,683               9,501
  Provision for income taxes         3,680               3,468 (3)
                                 ---------         -----------
NET INCOME                       $   6,003          $    6,033
                                 =========         ===========

WEIGHTED AVG. SHARES
Basic                               17,296              17,271
Diluted                             17,817              17,637

EARNINGS  PER SHARE
Basic                            $    0.35          $     0.35 (3)
                                 =========         ===========
Diluted                          $    0.34          $     0.34 (3)
                                 =========         ===========

(1) There were no pro-forma adjustments required in the fourth quarter of 2001 related to the businesses divested during the second and third quarters of 2001.

(2) As required by the Financial Accounting Standards Board, the Company adopted EITF Topic No. D-103, "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred." This pronouncement states that certain reimbursements received for "out-of-pocket" expenses incurred in connection with providing services should be characterized as revenue in the income statement. This pronouncement requires retroactive treatment. The effect of adopting this pronouncement increased the Company's Revenues and Cost of Services by $2,022 for the three months ended March 31, 2002 and increased the Company's Revenues by $2,228, Cost of Services by $1,214 and SG&A by $1,014 for the three months ended December 31, 2001.

(3) Effective January 1, 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets" which discontinues amortization expense of goodwill and other intangible assets with indefinite lives. For comparative purposes, goodwill amortization of $2,526 and the related tax benefit of $817 is excluded from the three months ended December 31, 2001.

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                                  SOURCECORP-TM-
                            CONSOLIDATED BALANCE SHEETS
                                   IN THOUSANDS

                                               ---------------------------------
                                                   MARCH 31,      DECEMBER 31,
ASSETS                                               2002            2001
                                               ---------------------------------
                                                  (Unaudited)
CURRENT ASSETS
Cash                                             $        441     $     7,182
Accounts receivable (net)                              88,660          88,547
Deferred tax asset                                     10,754           9,805
Other current                                           8,589           8,999
                                                 ------------     -----------
  Total current assets                                108,444         114,533

Property, plant & equipment (net)                      42,276          41,942
Goodwill and other intangibles (net)                  320,427         298,519
Other noncurrent                                        9,132           8,077
                                                 ------------     -----------

  Total Assets                                   $    480,279     $   463,071
                                                 ============     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities         $     58,171     $    51,087
Current maturities of long-term obligations               290             324
Income taxes payable, current and deferred              2,783           4,588
                                                 ------------     -----------
  Total current liabilities                            61,244          55,999

Long-term debt                                        117,876         116,055
Deferred taxes and other long-term liabilities         23,175          19,844
                                                 ------------     -----------
  Total Liabilities                                   202,295         191,898

STOCKHOLDERS' EQUITY
Common stock                                              175             174
Additional paid-in-capital                            204,599         204,086
Treasury stock                                           (982)           (982)
Other Comprehensive Income                               (948)         (1,242)
Retained earnings                                      75,140          69,137
                                                 ------------     -----------
  Total stockholders' equity                          277,984         271,173

  Total liabilities and stockholders' equity     $    480,279     $   463,071
                                                 ============     ===========

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                                  SOURCECORP-TM-
                       CONSOLIDATED STATEMENT OF CASH FLOWS
                                   IN THOUSANDS

                                                         -----------------------
                                                           Three Months Ended
                                                         -----------------------
                                                                March 31,
                                                         -----------------------
                                                            2002         2001
                                                         -----------------------
                                                                (Unaudited)
Net Income                                               $   6,003    $    8,695

Adjustments to reconcile net income to cash provided by operating activities

    Depreciation and amortization                            3,539         6,405
    Deferred tax provision (benefit)                         2,040        (1,228)
    Changes in working capital                                (841)        1,093
                                                         ---------    ----------

Net cash provided by operating activities                   10,741        14,965

Net cash used for investing activities                     (14,095)      (12,941)

Net cash used for financing activities                      (3,387)       (6,324)
                                                         ---------    ----------

Net decrease in cash and cash equivalents                   (6,741)       (4,300)

Cash and cash equivalents, beginning of period               7,182         9,504
                                                         ---------    ----------

Cash and cash equivalents, end of period                 $     441    $    5,204
                                                         =========    ==========










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